SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





DATE OF REPORT (Date of earliest event reported):  November 24, 1997


                         FIRST COMMERCE CORPORATION
            (Exact name of registrant as specified in its charter)


     LOUISIANA                      0-7931                    72-0701203
 (State or other              (Commission File             (IRS Employer
 jurisdiction of                    Number)                Identification
 incorporation)                                                 Number)



         201 ST. CHARLES AVE., 29TH FLOOR, NEW ORLEANS, LOUISIANA  70170
              (Address of principal executive offices - Zip Code)



Registrant's telephone number, including area code:  (504) 623-1371


                                     N/A
       (Former name or former address, if changed since last report)



Item 5.   Other Events.

     First Commerce Corporation and Banc One Corporation have revised their estimate of the time of completion of their planned merger announced on October 20, 1997. If all shareholder and regulatory approvals are obtained, the merger is expected to take place in the second quarter of 1998 instead of the first quarter.


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST COMMERCE CORPORATION
                                   (Registrant)


                                By:   /s/ Thomas L. Callicutt, Jr.
                                   -------------------------------------
                                   Thomas L. Callicutt, Jr.
                                   Executive Vice President, Controller and
                                   Principal Accounting Officer



Dated: November 26, 1997